UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2014

UniTek Global Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-34867	75-2233445
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1777 Sentry Parkway West, Blue Bell, PA (Address of Principal Executive Offices)	19422 (Zip Code)

Registrant’s telephone number, including area code:  (267) 464-1700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On August 20, 2014, UniTek Global Services, Inc. (the “Registrant”) issued a press release confirming that trading in the Registrant’s common stock on The NASDAQ Stock Market will be suspended effective with the open of business on August 21, 2014.  The Registrant’s common stock will be eligible to trade on the OTC Markets - OTC Pink Tier effective with the open of business on August 21, 2014. The Registrant anticipates that its symbol, UNTK, will remain unchanged.

The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

99.1      Press Release issued on August 20, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: August 20, 2014	By:	/s/ Andrew J. Herning
Name: Andrew J. Herning
Title: Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Exhibit Title
99.1	Press Release issued on August 20, 2014